Exhibit 99.1

The Ensign Group to Present at the 2011 RBC Capital Markets’ Healthcare Conference

MISSION VIEJO, California, February 28, 2011 – The Ensign Group, Inc. (NASDAQ: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, hospice care and assisted living companies, announced today that it will participate in the 2011 RBC Capital Markets’ Healthcare Conference on March 2-3, 2011 in New York, New York.

Gregory K. Stapley, Executive Vice President, and Suzanne D. Snapper, Chief Financial Officer, will discuss the company’s operations, growth strategy and related information on Wednesday, March 2, 2011 at approximately 4:35 p.m. Eastern Time.

A live audio webcast of the company’s presentation will be accessible at http://www.wsw.com/webcast/rbc129/ensg. An audio recording of the webcast will be available at the same URL until April 2, 2011.

About Ensign(TM)

The Ensign Group, Inc.’s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 85 facilities, two hospice companies and a home health business in California, Arizona, Texas, Washington, Utah, Idaho and Colorado. Each of these facilities is operated by a separate, wholly-owned independent operating subsidiary that has its own management, employees and assets. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This presentation and webcast may contain forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its recently filed Form 10-K for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information
Robert East, Westwicke Partners LLC, (443) 213-0500, bob.east@westwickepartners.com, or Suzanne Snapper, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net

SOURCE: The Ensign Group, Inc.